                                                                    Exhibit 32.1

CERTIFICATION

I, Fred Hassan, Chairman of the Board and Chief Executive Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

Dated: July 27, 2005

/s/ Fred Hassan
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Fred Hassan
Chairman of the Board and
Chief Executive Officer

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